Provisions	12 Months Ended
Dec. 31, 2022
Provisions.
Provisions

26. Provisions

			Litigation and	Project
EURm	Restructuring	Warranty	Environmental(2)	losses	Other	Total
1 January 2022	312	254	251	235	517	1 569
Charged to income statement:
Additions	125	156	61	26	284	652
Reversals	–	(57)	(12)	(2)	(98)	(169)
Total charged to income statement	125	99	49	24	186	483
Utilized during year(1)	(245)	(132)	(56)	(52)	(134)	(619)
Translation differences and other	1	–	9	–	(8)	2
31 December 2022	193	221	253	207	561	1 435
Non-current	63	20	153	138	248	622
Current	130	201	100	69	313	813

(1)   The utilization of restructuring provision includes items transferred to accrued expenses, of which EUR 58 million remained in accrued expenses at 31 December 2022.

(2)   Environmental provision was EUR 155 million at 31 December 2022 (EUR 149 million at 31 December 2021).

Restructuring provision

Nokia provides for the estimated cost to restructure when a detailed formal plan of restructuring has been completed, approved by management, and announced. Restructuring costs consist primarily of personnel restructuring charges. The other main components are costs associated with exiting real estate locations, and costs of terminating certain other contracts directly linked to the restructuring. At 31 December 2022, the restructuring provision amounted to EUR 193 million including personnel and other restructuring costs. The provision consists primarily of amounts related to the announcements made by Nokia on 25 October 2018 and 16 March 2021. The majority of the restructuring cash outflows is expected to occur over the next two years.

Warranty provision

Nokia provides for the estimated liability to repair or replace products under standard warranty at the time revenue is recognized. The provision estimate is based on historical experience of the level of repairs and replacements. Cash outflows related to the warranty provision are generally expected to occur within the next 18 months.

Litigation and environmental provisions

Nokia provides for the estimated future settlements related to legal proceedings based on the probable outcome of the claims. Nokia also provides for environmental remediation when Nokia becomes obliged, legally or constructively, to rectify environmental damage relating to soil, groundwater, surface water or sediment contamination. Cash outflows related to the litigation and environmental liabilities are inherently uncertain and generally occur over several periods. For a presentation of legal matters potentially affecting Nokia, refer to Note 27, Commitments, contingencies and legal proceedings.

Project loss provision

Nokia provides for onerous contracts based on the lower of the expected cost of fulfilling the contract and the expected cost of terminating the contract. An onerous contract is a contract in which the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received under it. Project loss provisions relate to contracts with customers and are evaluated at a contract level. The majority of the project loss provision utilization is expected to occur over the next two years.

Other provisions

Nokia provides for various legal and constructive obligations such as material liability, indirect tax provisions, costs associated with exiting the Russian market, divestment-related provisions, employee-related provisions other than restructuring provisions and asset retirement obligations. Cash outflows related to other provisions are generally expected to occur over the next two years.